Rule 497(e)

File Nos. 333-212090 and 811-05817

GREAT-WEST SMART TRACK® ADVISOR VARIABLE ANNUITY

An individual flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company

Supplement dated June 4, 2018

to the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2018

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2018.

Effective on or about July 2, 2018 (the “Effective Date”), the “Deutsche funds” will become known as the “DWS funds”; therefore as of the Effective Date, the following name changes will occur in the Prospectus and SAI:

Old Name	New Name
Deutsche Variable Series I	Deutsche DWS Variable Series I
Deutsche Capital Growth VIP	DWS Capital Growth VIP

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and

SAI dated May 1, 2018.

Please read this Supplement carefully and retain it for future reference.